COOPERATION AGREEMENT

This Agreement is made and entered into this 16th day of March, 2018 (“Effective Date”) in New York

BY AND BETWEEN

DB-Link Ltd., a company incorporated under the British Virgin Islands Business Companies Act 2004, having its registered address at ____________________________, hereinafter referred to as “DB-Link”;

AND

Alvin Leung, a British citizen with his passport number: __________ and present address at ______________________________________, hereinafter referred to as “Leung”.

DB-Link and Leung are hereinafter individually referred to as the “Party” and collectively as the “Parties”.

WHEREAS:

(A)	DB-Link is inter alia carrying on the business of brand management and promotion, business management, investment and franchise.
(B)	Leung is inter alia carrying on the business of brand management, restaurant management and menu research and development.
(C)	Leung, a three-star Michelin chef, has developed valuable know-how regarding Michelin restaurants and created brand names “Bo” and “Daimon” in the catering business, subject to trademark registrations being filed or to be filed.
(D)	DB-Link and Leung wishes to supplement the business strategies and actions that were outlined in the MOU to strengthen their cooperation.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, and for other good and valuable consideration, the value, receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:

1.	Strategic Cooperation. The Parties agrees to cooperate strategically with each other to launch the DB project regarding brand cooperation and catering business (hereinafter referred to as “DB Project”) in the territory of Mainland China, Australia, New Zealand and the United States of America (hereinafter collectively referred to as “Territory I”) and Canada, Hong Kong and Europe (hereinafter collectively referred to as “Territory II”) based upon their expertise in the area of brand, product and management in the catering business by injecting the brand names of “Bo” and “Daimon” or whatever other brand mutually agreed by the Parties and bringing together all other legitimate resources, in order to duplicate their current successful model of Shanghai Bund 5 and/or create a new brand in kiosk model or whatever model mutually agreed by the Parties in various cities throughout the Territory I and II.

2.	Brand. Leung agrees that he shall exclusively provide the brand names of “Bo” and “Daimon” for the use by the DB Project and DB-Link and its designees free of charge in the Territory I. Leung further agrees that he will use his best efforts to register “Bo” and “Daimon” as trademarks in the Territory I and shall assign and transfer the titles to the trademarks “Bo” and “Daimon” to DB-Link and its designees free of charge by signing relevant documents satisfactory to DB-Link to ensure such trademark transfer and assignment. For avoidance of any doubt, upon the Parties’ mutual consent, Leung shall design and create a new brand for the DB Project and assign and transfer the new trademark to DB-Link or its designees, in case that “Bo” or “Daimon” fails to reach the above purpose.

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3.	Structure in Mainland China. The Parties agree to set up the following project company in order to meet the purpose of DB Project in Mainland China:

WFOE 1: Huan Tai (Shanghai) Catering Management Co., Ltd.

Registered Capital: RMB One Million Yuan

To focus on brand expansion and product/menu R&D and management

Equity ratio: DB-Link: 66%, Leung: 34%

4.	Payment. In consideration of Leung’s contribution of brand names “Bo” and “Daimon”/an equivalent new brand and his expertise, reputation, skills in the catering business, DB-Link shall make the following payment or commitment to Leung:
(a)	assign 34% equity shares of the Registered Capital of WFOE 1 to Leung free of charge or at RMB one Yuan;
(b)	pay RMB 800,000 to Leung in RMB cash as advanced signing fee.

DB-Link has paid RMB 400,000 to Leung, the receipt of which is hereby acknowledged by Leung. DB-Link shall pay the remaining RMB400,000 to Leung in 2019.

5.	Management and Service Scope. The Parties agree that DB-Link shall determine the expansion and management of “Bo” and “Daimon”/equivalent new brand outlets as well as the menu pricing strategy and methods, subject to Leung’s determination on selection of outlet sites, fitting-out and design, menu design and development. Leung shall provide, at his own expense and at no charge to DB-Link, WFOE 1 all necessary support related to company registration, trademark registration, transplant of outlets in the Territory based upon the model of Shanghai Bund 5 and a new brand in kiosk model, kick-off of the DB project starting from China south western market menu development.

6.	Exclusivity and First Right of cooperation. In order to enable the Parties’ objectives outlined in this Agreement, Leung agrees and warrants that he shall exclusively work with DB-Link in the Territory I and he shall not explore to set up similar cooperation relationship with any other third party in the Territory I. Leung agrees that DB-Link is granted first right of cooperation before seeking similar cooperation with any other third party in the Territory II.

7.	Confidentiality. This Agreement is confidential and is not to be communicated publicly to any other third parties (including any form of the Parties’ internal publication) by each Party unless all the Parties agree in writing in advance. If a public announcement is required, the requiring Party must get the other Party’s prior written consent.

8.	Notice. Any notice required to be given hereunder by any Parties shall be given in writing and should be considered to have been well and sufficiently given, for the purpose of this Agreement, if sent by registered post, courier, or by any other means of recorded delivery or personally delivered to the address of the respective Parties as mentioned herein above.

9.	Relationship. The relationship of the Parties pursuant to this Agreement is that of independent contractors. Nothing in this Agreement is intended to be, or shall be construed to constitute a joint venture, partnership, agency, representative or employer-employee relationship, or any other arrangement between the Parties, unless otherwise provided therein. Neither Party will incur any debts or make any commitments for the other Party.

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10.	No Assignment. This Agreement shall not be assigned by either of the Parties to any third party (DB-Link’s affiliates excluded) without the written consent of the other Party. Any attempted or purported assignment in conflict with the foregoing is null and void.

11.	Amendment. No amendments, changes or modifications to this Agreement shall be valid except if the same are in writing and signed by a duly authorized representative of each of the Parties hereto.

12.	No Waiver. Failure or delay by either Party to require the other Party’s performance of any of the terms of this Agreement, or a waiver or partial waiver by either Party of any breach of this Agreement by the other Party shall not prevent subsequent enforcement of such term or be deemed a waiver of any subsequent breach thereof.

13.	Complete Agreement. This Agreement represents the entire understanding of the Parties and supersedes all prior agreements, written or oral, relating to the subject matter of this Agreement and shall survive the expiration or termination of any other agreement between the Parties. For avoidance of any doubt, this Agreement replaces and supersedes the Memorandum of Understanding.

14.	Governing Law and Dispute Resolution. This Agreement shall be governed, in all respects, by the laws of the State of New York, excluding its conflict of laws rules. Any disputes arising out of this Agreement shall be determined exclusively by the New York State Courts or in the United States District Court for the District of New York and the parties hereby consent to the personal jurisdiction of said courts and to sole venue therein.

15.	Headings. The various headings in this Agreement are inserted for convenience only, and shall not affect the meaning or interpretation of this Agreement or any section or provision hereof.

16.	Counterparts: This agreement may be executed in two counterparts and shall become effective upon each Party executing both counterparts. Each counterpart shall constitute an original of this Agreement, but both counterparts together shall constitute the same instrument. Delivery of an executed signature page by facsimile or electronic scan (e.g., pdf, .tif) is as effective as executing and delivering this Agreement in the presence of the other Parties to this Agreement.

(the signature pages follow.)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first hereinabove written.

Signed and delivered for and	)
on behalf of within named “DB-Link”	)
DB-Link Ltd.	)
by the hands of	)
)/s/ Zinan Zhou

(Signature of ______ Authority))

Signed and delivered for and	)
on behalf of within named “Leung”	)
by the hands of	)
Alvin Leung	)/s/ Alvin Leung

(Signature of _____ Authority))

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